AMERICAN DIVERSIFIED FUNDS, INC.
                     AMERICAN DIVERSIFIED GLOBAL VALUE FUND

                         SUPPLEMENT DATED MAY 7, 1999 TO
                         PROSPECTUS DATED JULY 31, 1998



The Board of Directors of the American Diversified Global Value Fund (the "Fund") has voted to approve a tax-free reorganization of the American Diversified Global Value Fund. The Board, after careful deliberations, has determined that this transaction is in the best interest of the Fund and its shareholders, and will recommend to shareholders that the Fund be brought under the umbrella of the Orbitex Group of Funds through a merger with the Orbitex Growth Fund. The Orbitex Growth Fund seeks long-term growth of capital through investments in global equities and debt instruments, selected on the basis of strong value and growth characteristics. The Orbitex funds are managed by Orbitex Management, Inc., an experienced global investment advisor focused on specialty equity markets. Orbitex and its affiliates have more than $1.2 billion under management.

These actions require a shareholder vote. Proxy statements regarding this change will be mailed to shareholders within 60 days. Orbitex Management, Inc. has agreed to serve as the Fund's investment advisor during this interim period replacing American Diversified Asset Management, Inc.

How will these actions affect current shareholders? Effective immediately, Orbitex will take over investment management of the Fund subject to the Fund's existing investment objectives, policies and guidelines as set forth in the Fund's current prospectus. The Board of Directors has selected ADS Distributors, Inc. as the Fund's new distributor. Shortly, you will receive more detailed information describing the tax-free reorganization and the Orbitex funds. In addition to the Growth Fund, Orbitex currently manages several other mutual funds with which shareholders will have commission free exchange privileges.

Orbitex manages the Orbitex Group of Funds (US), a family of equity mutual funds available to individual investors through broker/dealers and financial advisors. Orbitex is affiliated with the Orbitex Group of Funds (Canada), a global investment advisor founded in 1986. Orbitex maintains offices in New York, London, Zurich, Nassau, Frankfurt, Mexico City and Dubai.